MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.



FUND LOGO




Quarterly Report

October 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




Merrill Lynch Asset Builder Program, Inc.


Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Robert C. Doll, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Asset Builder Program, Inc., October 31, 1999


DEAR SHAREHOLDER


We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information for all five portfolios can be found on pages 7-10 of this report to shareholders.


Fundamental Value Portfolio
The quarter ended October 31, 1999 was marked by considerable volatility. Early in the quarter the market rose as economic indicators remained bright and inflation quiescent. Third quarter gross domestic product (GDP) expanded at an above-expectations rate of 3.8% and the widely watched employment cost index increased a below-feared rate of 0.8%. Late in the period, the Federal Reserve Board's adoption of a bias toward tightening monetary policy generated considerable investor anxiety. Numerous high-profile earnings shortfalls in the technology, aerospace and defense, retail and insurance sectors also pressured shares.

Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -5.29%, -5.55%, -5.56% and -5.32%, respectively, for the quarter ended October 31, 1999, underperforming the total return of +2.90% for the unmanaged Standard & Poor's (S&P) 500 Index. The Portfolio's lagging returns reflected the difficult climate for value investing. Indeed, the unmanaged S&P 500 Barra Value Index declined 1.5% in the October quarter compared to the unmanaged S&P Barra Growth Index gain of 6.3%. Similarly, the unmanaged Morgan Stanley Cyclical Index declined 5.7%, while the unmanaged Morgan Stanley Consumer Index declined a more modest 0.4% for the same three-month period. Investors generally shunned economically sensitive value equities and gravitated toward stable growth issues because of the uncertainty generated by the prospect of rising interest rates. Looking more specifically at the Portfolio's returns, lagging sectors included: retail, insurance, aerospace and defense, and select technology equities, as these sectors encountered earnings pressures. Pockets of strength for the Portfolio included: copper, auto, consumer staples and banks. The leading individual gainers included Asarco Inc. (+66%), Wells Fargo Company (+22.8%), Citigroup Inc. (+21.7%), 3Com Corporation (+20.2%) and General Motors Corporation (+15.2%).

During the three-month period ended October 31, 1999, we initiated five new positions and eliminated nine. New positions included: Ace Limited, Emerson Electric Co., Sara Lee Corporation, Potash Corporation of Saskatchewan Inc. and Federated Department Stores, Inc. Shares of Ace, a global insurance company, have sharply underperformed the market this year reflecting the difficult competitive conditions in the property and casualty (p/c) insurance market. Also pressuring the shares have been concerns regarding two acquisitions, the recently completed acquisition of CIGNA Corp.'s p/c operations and the pending acquisition of Capital Re. Although competitive conditions in the p/c market are likely to remain difficult in the near term, we believe we are nearing a bottoming process. The acquisitions are expected to benefit Ace's long-term results. We purchased Ace 52% below its 52-week high and at a very modest 6.5 times 2000 estimated earnings per share and at a 17% discount to book value per share.

Emerson Electric, a manufacturer of a broad range of electronics, electrical and other products for consumer, commercial and industrial markets, has been a lackluster stock market performer for several years. Contributing factors to the poor performance have been concerns regarding the global economic environment, competitive pressures for many products, sluggish organic revenue growth and decelerating earnings-per-share growth. However, we believe trends are poised to improve for Emerson Electric, and will be led by increased order activity, a share repurchase program and cost savings initiatives. Emerson Electric was available at the lowest relative multiple to the S&P 500 Index in more than 10 years.

Shares of Sara Lee, a diversified non-durable consumer company, were pressured in 1999 by a packaged meat recall. This negative influence is expected to diminish as the year progresses, enabling Sara Lee to report significantly improved results in 2000. The shares were available 26% below their 1998 high and at a sizable discount relative to the peer group multiple. We believe this valuation gap will narrow in the year ahead, coinciding with the improved results.

During the October period, we swapped our position in IMC Global Inc. for Potash. Both issues were deeply out of favor, but we believed that Potash was more favorably positioned for an eventual industry upturn. In our opinion, Potash has a better resource base, a stronger balance sheet and a more solid management team.

We made significant changes within our retail group holdings. We eliminated positions in five retailers whose prospects appeared uninspiring; selling Kmart Corporation, Sears Roebuck & Co., Venator Group, Inc., Dillard's, Inc. and Toys 'R' Us Co. As a replacement, we invested in Federated, a retailer that we believe has a promising future. Federated has a strong core department store business and a solid e-commerce opportunity. Federated was available 28% below its 1999 high and at a very reasonable 11.7 times 2000 estimated earnings per share. Other Portfolio eliminations in the period included: Asarco Inc., the subject of a takeover; and Dana Corp., PartnerRe Ltd. and Louisiana Pacific, whose outlooks appeared uninspiring.

Although the environment for value equities has once again proven challenging, we believe the outlook remains bright. We continue to seek attractive out-of-favor opportunities with favorable long-term appreciation potentials. At some point, the market will revisit these reasonably valued equities. In the meantime, Fundamental Value Portfolio continued to have attractive valuation characteristics--a price/earnings multiple 40% below that of the S&P 500 Index and a price/book ratio 60% under the market benchmark.

Global Opportunity Portfolio
For the quarter ended October 31, 1999, Global Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +2.81%, +2.64%, +2.57% and +2.75%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included.) As of October 31, 1999, the asset allocation for Global Opportunity Portfolio was: foreign stocks, 48% of net assets; US stocks, 24%; foreign bonds, 18%; US bonds, 6%; and cash reserves, 4%.

We continued to shift the equity mix in favor of foreign stocks, which increased from 41% of net assets to 48% during the three months ended October 31, 1999. However, the regional and sector allocation among foreign common stocks was not materially altered. We maintained our overweight commitment to Japanese equities, which we had established earlier in the year. Within Japan, a balance continues between export-oriented companies, such as Toyota Motor Corporation and Fujitsu Limited, and companies dependent on the domestic economy, as exemplified by Nippon Telegraph & Telephone Corporation. Europe remains the largest regional commitment.

During the quarter ended October 31, 1999, we continued to emphasize sectors where above-average earnings growth is projected during the next several years and valuations appear reasonable. Areas that fulfill these criteria included: healthcare, telecommunications service and equipment, and financial services. We also maintained positions in Canada, in Asian markets outside Japan and in Latin America through Brazilian equities.

US common stock commitments were further reduced during the October quarter from 30% of net assets to 24%. Technology remained the largest single group represented among US equity holdings. Other areas with significant representation included consumer staples, healthcare and financial services.

Concern over the possibility of a further short-term interest rate hike by the Federal Reserve Board led us to reduce the size of our US bond commitment from 12% of net assets to 6% during the three months ended October 31, 1999. We also slightly reduced the average duration of our US fixed-income holdings from 4.7 years to 4.5 years. However, we increased our foreign bond commitment from 14% of net assets to 18% over the October quarter. We maintained our positions in German and UK fixed-income securities.


Growth Opportunity Portfolio
For the quarter ended October 31, 1999, Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +5.13%, +4.85%, +4.86% and +5.09%, respectively, compared to the +2.90% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index. (Fund results do not reflect sales charges and would be lower if sales charges were included.) During the October quarter, we had stock price appreciation for nine of the top ten equity holdings that significantly exceeded the S&P 500 Index's return. Also, more than 60% of the individual stock holdings in the Portfolio at the end of the October quarter experienced stock price appreciation in excess of the total return for the S&P 500 Index for the same period. In our opinion, the main reason for the Portfolio's outperformance in the October quarter has been our continued strategic shift in the industry structure from banking and financial services companies to the technology area with a focus on communications equipment and semiconductor companies.


Merrill Lynch Asset Builder Program, Inc., October 31, 1999


The top five industries in the Portfolio at the end of the October quarter were communications equipment (13.0% of net assets), telecommunications (11.7%), computers (7.2%), energy (7.1%), and electronics (6.5%). The top ten industries represented 68.2% of net assets at quarter-end. It appeared to us from our research early in the October quarter that capital spending plans on the part of both wireline and cellular telecommunications service companies was starting to accelerate. Consequently, we increased our investment exposure anticipating an acceleration of earnings growth and potentially higher rate-of-return on equity for companies ranging from those specialized in producing the semiconductor chips (such as Texas Instruments Incorporated and STMicroelectonics) to the major supplier of large scale communications systems, such as Lucent Technologies Inc. and Nokia Oyj.

We added several stocks to the Portfolio during the October quarter:
Amazon.com, Inc., ASM Lithography Holding NV, BP Amoco PLC, Covad Communications Group, Inc., Nokia Oyj, Immunex Corporation, LSI Logic Corporation, National Semiconductor Corporation, Royal Dutch Petroleum Company, Toyota Motor Corporation and Xilinx, Inc. Stock holdings that were eliminated during the quarter included: Abbott Laboratories, Boston Scientific Corporation, Guidant Corporation, Aetna Inc., American International Group, Inc., The Hartford Financial Services Group, Inc., Abercrombie & Fitch Co., Lowe's Companies, Inc., Staples, Inc., Tommy Hilfiger Corporation, The TJX Companies, Inc., Albertson's, Inc., The Kroger Co., Safeway Inc., ConAgra, Inc., The Gillette Company, International Flavors & Fragrances Inc., Mattel, Inc., GTE Corporation, Cable & Wireless PLC
(ADR), Banc One Corporation, Kimberly-Clark Corporation, Compaq Computer Corporation, Dell Computer Corporation, Copper Mountain Networks, Inc., Unilever NV and Waste Management Inc. The net effect of these transactions has been to shift the focus of the industry structure of the Portfolio from banking and financial services, insurance, household products, specialty retailing and the personal computer industry toward communications equipment, semiconductors and energy.


Quality Bond Portfolio
For the three-month period ended October 31, 1999, the fixed-income markets remained very volatile as interest rates continued to trend higher. The yield on the US Treasury's 30-year bond, which during the July quarter had ranged from a low of 5.65% to a high of 6.16%, varied from 5.85% to 6.38%. The rise in US Treasury yields reflected investor concerns that the Federal Reserve Board would move to tighten monetary policy in the face of strong economic growth around the globe.

The US economy, despite second quarter GDP growth of 1.8%, continues to move forward at a strong pace, as highlighted by the rebound in preliminary third quarter GDP to 4.8%. Consumer spending continues to lead the way, although recent reports such as new house sales, are beginning to show the effect of higher interest rates. Consumers continue to benefit from low unemployment rates and the wealth effect generated from a strong stock market, although lately the domestic markets have been trading sideways and therefore some gains have recently been surrendered. Overseas, Asian countries at the heart of the crises in 1998 continue to recover.

Corporate credit spreads expanded steadily since early May, as a result of the large increase in corporate debt issuance during this period. We believe that the rising credit spreads offer investors a unique opportunity to benefit on a long-term investment horizon from the current market inefficiencies that have been priced into current yields. However, during September and October, corporate credit spreads tightened following a sooner-than-expected drop in new underwriting activity. Furthermore, some investors began purchasing investment-grade corporate bonds because of its strong relative value attributes. We believe that this trend toward tighter corporate credit spreads will continue throughout the remainder of the year.

For the three-month period ended October 31, 1999, the Quality Bond Portfolio had total net returns of +0.95%, +0.87%, +0.86% and +0.89%, for Class A, Class B, Class C and Class D Shares, respectively, compared to returns of +1.19% for the unmanaged benchmark Merrill Lynch Corporate Master Index and +0.75% for the Lipper A Rated Bond Group Average. For the year-to-date period ended October 31, 1999, the Portfolio had total net returns of -2.12%, -2.52%, -2.56% and -2.23% for Class A, Class B, Class C and Class D Shares, respectively, compared to returns of -1.67% for the Index and -2.10% for the Lipper Corporate A Rated Bond Group Average.

Our investment strategy for the Portfolio relative to the benchmark remained somewhat conservative given the outlook for higher interest rates and wider credit spreads. Our investment strategy is based upon our belief that the long-term trend will be toward lower rates and a flatter yield curve as the economy slows. From a duration perspective, we continued to maintain a duration that was modestly short (0.15 years--0.20 years) relative to the Portfolio's benchmark. In the second quarter of 1999, we raised our expectations relative to the trading band for the 30-year bond to 5.75%-6.25%. Initially, our strategy was to bring duration closer to the benchmark when the yields would climb closer to the high end of the expected range. By early August, we began to reallocate a portion of the Portfolio's assets into cash and US Treasury issues, in preparation for year-end liquidity needs. By September 30, 1999, we had shifted approximately 10% of the Portfolio's assets into this sector. Subsequently, we shifted a portion of the Portfolio's cash position back into high-quality corporate bonds because of our favorable outlook for this sector. We expect interest rates and credit spreads to begin a positive trend by late in the fourth quarter of 1999, with the possibility of significant price appreciation occurring in the first quarter of 2000.

We remained committed to corporate bond investments with the larger, more liquid issues. We also emphasized issues with higher coupons. As part of our liquidity strategy, we have attempted to consolidate industry holdings into the benchmark issues. Although this comes at modest yield concessions, we believe this is the prudent course of action in front of the uncertainties regarding the Year 2000. Corporate issuance remained very active during the October quarter, with early investor demand fairly enthusiastic. In fact, the majority of the new transactions prior to mid-July had been significantly oversubscribed and well bid for, although the sharp spike in interest rates caused some of these to be postponed until later this past summer. During August and September, many of the new corporate transactions were done at larger-than-anticipated spread concessions in order to attract investors. At that point, we believed corporate bonds possessed some very attractive long-term relative value attributes. As we proceed through the fourth quarter, we will be in a better position to assess our likely liquidity needs and redirect additional proceeds back to corporate bonds.

Relative to the benchmark, we continued to maintain an overweighted position in electric utilities, finance companies, cable and media entities, retailers, energy-related issuers, airlines and defense contractors and information technology entities. During the latter part of the October period, we slightly reduced the Portfolio's position in real estate investment trusts because of the sector's strong performance during early 1999. However, the Portfolio still has an overweighted position relative to the benchmark since we believe this sector will continue to perform well. We continued to underweight money center banks and cyclicals. We also had a modest overweighted position relative to the benchmark in corporate bonds rated BBB/Baa. We expect to maintain our overweighting in this sector given the attractive yield spread relationship and the favorable relative value attributes of that group.


US Government Securities Portfolio
During the October quarter, the Federal Reserve Board had two opportunities to change monetary policy. At the first meeting in August, the Federal Funds rate as well as the discount rate were raised 25 basis points. This widely anticipated tightening of monetary policy had been previously reflected in intermediate-term and long-term interest rates. The combination of the built-in tightening along with the Federal Reserve Board's announcement of its neutral stance on monetary policy, allowed the financial markets to initially respond in somewhat of a relief rally. However, it did not take long for inflationary concerns to unnerve investors and drive interest rates up again. At the second Federal Open Market Committee meeting held in early October, the Federal Reserve Board elected not to raise interest rates again but to adopt a tightening bias. This news was not well received by the financial markets, and interest rates rose to two-year highs during the October quarter.


Merrill Lynch Asset Builder Program, Inc., October 31, 1999


The two-year Treasury note, though reaching a high of almost 6% during the October quarter, ended the period at 5.78%, 17 basis points higher from where it began. The US Treasury ten-year note yield, a benchmark for mortgage-backed securities (MBS), reached a high of almost 6.25% during the quarter before ending at 6.02%, 12 basis points higher from where it began the quarter. The US Treasury yield curve, as measured by the two-year--ten-year Treasury yield curve spread, ended flatter for the period. Yet, even with a flatter Treasury yield curve and increased volatility of interest rates, MBS significantly outperformed their US Treasury benchmarks for the quarter and thus far this year.

The US Government Securities Portfolio benefited from being heavily weighted in MBS. During the October quarter, the Portfolio held 47% of its assets in 30-year MBS with its two largest investments in Government National Mortgage Association (GNMA) 7.0% and GNMA 7.5%. These two securities, which each make up 16% of the Portfolio's net assets, had returns of 238 basis points and 221 basis points, respectively, for the quarter. This compares favorably to the ten-year Treasury note, which returned only 27 basis points for the same period and has a similar average life. Our 15-year MBS allocation was another 25% of the Portfolio's net assets and is comprised of Federal National Mortgage Association 6.5% and Federal Home Loan Mortgage Corporation Gold 5.5%. These securities returned 212 basis points and 194 basis points, respectively, for the quarter. This compared favorably to the five-year Treasury note, which returned only 74 basis points and had a similar average life. The Portfolio also held a 10% multi-family pool that is protected from prepayments by means of yield maintenance. While the current interest rate environment may not warrant the benefit of prepayment protection this security offers, its defined maturity should help the Portfolio in the event interest rates continue to rise. The US Treasury allocation, which was 12% of the Portfolio's net assets, also helped to keep duration stable in a volatile interest rate environment, as did our 6% investment in cash. While the future of monetary policy is uncertain, we believe interest rates near term are likely to stay in a range. We believe the significant yield advantage of MBS, along with its superior liquidity and credit quality, make MBS a very attractive fixed-income investment.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gergory Mark Maunz)
Gergory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio

November 29, 1999



To reduce shareholders' expenses, Merrill Lynch Asset Builder
Program, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.





PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Builder Program, Inc., October 31, 1999


PERFORMANCE DATA (continued)



Fundamental
Value Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +17.12%        +10.97%
Inception (2/01/95) to 9/30/99            +15.62         +14.29

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +15.81%        +11.81%
Inception (2/01/95) to 9/30/99            +14.37         +14.37

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +15.81%        +14.81%
Inception (2/01/95) to 9/30/99            +14.36         +14.36

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +16.84%        +10.71%
Inception (2/01/95) to 9/30/99            +15.35         +14.02

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Global
Opportunity
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +16.51%        +10.40%
Inception (2/01/95) to 9/30/99            + 9.24         + 7.98

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +15.28%        +11.28%
Inception (2/01/95) to 9/30/99            + 8.07         + 8.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +15.32%        +14.32%
Inception (2/01/95) to 9/30/99            + 8.04         + 8.04

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +16.29%        +10.18%
Inception (2/01/95) to 9/30/99            + 8.99         + 7.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +34.82%        +27.74%
Inception (2/02/96) to 9/30/99            +21.64         +19.86

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +33.27%        +29.27%
Inception (2/02/96) to 9/30/99            +20.34         +20.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +33.27%        +32.27%
Inception (2/02/96) to 9/30/99            +20.29         +20.29

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +34.50%        +27.44%
Inception (2/02/96) to 9/30/99            +21.39         +19.62

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        - 1.53%        - 5.47%
Inception (2/01/95) to 9/30/99            + 5.90         + 4.98

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        - 2.16%        - 5.81%
Inception (2/01/95) to 9/30/99            + 5.07         + 5.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        - 2.21%        - 3.12%
Inception (2/01/95) to 9/30/99            + 5.00         + 5.00

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        - 1.58%        - 5.52%
Inception (2/01/95) to 9/30/99            + 5.66         + 4.74

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        + 1.15%        - 2.90%
Inception (2/01/95) to 9/30/99            + 8.32         + 7.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        + 0.30%        - 3.44%
Inception (2/01/95) to 9/30/99            + 7.44         + 7.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        + 0.24%        - 0.69%
Inception (2/01/95) to 9/30/99            + 7.38         + 7.38

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        + 0.90%        - 3.14%
Inception (2/01/95) to 9/30/99            + 8.04         + 7.10

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., October 31, 1999


PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                     3 Month       12 Month       Since
                                                      Total         Total       Inception       Standardized
As of October 31, 1999                                Return        Return     Total Return     30-day Yield
Fundamental Value Portfolio Class A Shares            -5.29%       +11.12%       + 96.91%           --
Fundamental Value Portfolio Class B Shares            -5.55        + 9.90        + 87.12            --
Fundamental Value Portfolio Class C Shares            -5.56        + 9.90        + 87.05            --
Fundamental Value Portfolio Class D Shares            -5.32        +10.83        + 94.80            --
Global Opportunity Portfolio Class A Shares           +2.81        +17.38        + 55.66            --
Global Opportunity Portfolio Class B Shares           +2.64        +16.11        + 47.97            --
Global Opportunity Portfolio Class C Shares           +2.57        +16.06        + 47.63            --
Global Opportunity Portfolio Class D Shares           +2.75        +17.07        + 53.94            --
Growth Opportunity Portfolio Class A Shares           +5.13        +33.53        +119.55            --
Growth Opportunity Portfolio Class B Shares           +4.85        +32.00        +110.97            --
Growth Opportunity Portfolio Class C Shares           +4.86        +32.00        +110.69            --
Growth Opportunity Portfolio Class D Shares           +5.09        +33.14        +117.88            --
Quality Bond Portfolio Class A Shares                 +0.95        - 0.37        + 30.74           7.00%
Quality Bond Portfolio Class B Shares                 +0.87        - 0.90        + 25.93           6.53
Quality Bond Portfolio Class C Shares                 +0.86        - 0.95        + 25.54           6.48
Quality Bond Portfolio Class D Shares                 +0.89        - 0.51        + 29.21           6.76
US Government Securities Portfolio Class A Shares     +1.89        + 1.96        + 45.64           6.22
US Government Securities Portfolio Class B Shares     +1.70        + 1.30        + 40.26           5.73
US Government Securities Portfolio Class C Shares     +1.69        + 1.25        + 39.87           5.68
US Government Securities Portfolio Class D Shares     +1.82        + 1.81        + 44.00           5.98


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's since inception dates are from 2/01/95 for Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio and from 2/02/96 for Growth Opportunity Portfolio.



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                 Fundamental Value Portfolio

MIDDLE                                     Shares                                                                 Percent of
EAST             Industries                 Held                 Investments                           Value      Net Assets
Israel           Computer Services        120,000     Scitex Corporation Ltd. (Ordinary)            $  1,522,500       1.5%

                                                      Total Investments in the Middle East             1,522,500       1.5

NORTH
AMERICA

Canada           Natural Gas               25,000     Potash Corporation of Saskatchewan Inc.          1,104,688       1.0

                                                      Total Investments in Canada                      1,104,688       1.0

United States    Aerospace & Defense       40,000     The Boeing Company                               1,842,500       1.8
                                           60,000     Lockheed Martin Corporation                      1,200,000       1.1
                                                                                                    ------------     ------
                                                                                                       3,042,500       2.9

                 Automotive                60,000     Delphi Automotive Systems Corporation              986,250       0.9
                                           20,000     Ford Motor Company                               1,097,500       1.1
                                           18,000     General Motors Corporation                       1,264,500       1.2
                                                                                                    ------------     ------
                                                                                                       3,348,250       3.2

                 Banking & Financial       26,000     Associates First Capital Corporation (Class A)     949,000       0.9
                                           40,000     Citigroup Inc.                                   2,165,000       2.0
                                           50,000     First Union Corporation                          2,134,375       2.0
                                          105,000     Hibernia Corporation (Class A)                   1,489,688       1.4
                                           50,000     National City Corporation                        1,475,000       1.4
                                           50,000     Wells Fargo Company                              2,393,750       2.3
                                                                                                    ------------     ------
                                                                                                      10,606,813      10.0

                 Beverage &                40,000     The Seagram Company Ltd.                         1,975,000       1.9
                 Entertainment

                 Capital Equipment         20,000     Eaton Corporation                                1,505,000       1.4

                 Chemicals                 25,000     E.I. du Pont de Nemours and Company              1,610,937       1.5
                                           50,000     Hercules Incorporated                            1,203,125       1.2
                                                                                                    ------------     ------
                                                                                                       2,814,062       2.7

                 Computer Equipment        80,000     Compaq Computer Corporation                      1,520,000       1.4
                                           20,000     Hewlett-Packard Company                          1,481,250       1.4
                                                                                                    ------------     ------
                                                                                                       3,001,250       2.8

                 Computer Software         55,000     Novell, Inc.                                     1,100,000       1.0

                 Cosmetics & Toiletries    45,000     Kimberly-Clark Corporation                       2,840,625       2.7

                 Electric Utilities        75,000     Cinergy Corp.                                    2,118,750       2.0

                 Electronic Components     25,000     Emerson Electric Co.                             1,501,562       1.4
                                           50,000     Thomas & Betts Corporation                       2,243,750       2.1
                                                                                                    ------------     ------
                                                                                                       3,745,312       3.5



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                 Fundamental Value Portfolio (concluded)

NORTH AMERICA                              Shares                                                               Percent of
(concluded)      Industries                 Held                 Investments                          Value     Net Assets
United States    Foods                     35,000     General Mills, Inc.                           $  3,051,563       2.9%
(concluded)                                55,000     Sara Lee Corporation                             1,488,438       1.4
                                                                                                    ------------     ------
                                                                                                       4,540,001       4.3

                 Health Care Services      56,000     Columbia/HCA Healthcare Corporation              1,351,000       1.3

                 Information Processing     8,000     Honeywell Inc.                                     843,500       0.8
                                           26,000     International Business Machines Corporation      2,557,750       2.4
                                                                                                    ------------     ------
                                                                                                       3,401,250       3.2

                 Insurance                 60,000     Ace Limited                                      1,166,250       1.1
                                           65,000     The Allstate Corporation                         1,868,750       1.8
                                           45,000     The Chubb Corporation                            2,469,375       2.3
                                                                                                    ------------     ------
                                                                                                       5,504,375       5.2

                 Machinery                 30,000     Deere & Company                                  1,087,500       1.0
                                           30,000     ITT Industries, Inc.                             1,025,625       1.0
                                           20,000     SPX Corporation                                  1,695,000       1.6
                                                                                                    ------------     ------
                                                                                                       3,808,125       3.6

                 Natural Gas               55,000     El Paso Energy Corporation                       2,255,000       2.1
                                           45,000     Enron Corp.                                      1,797,187       1.7
                                                                                                    ------------     ------
                                                                                                       4,052,187       3.8

                 Oil--Domestic             20,000     Atlantic Richfield Company (ARCO)                1,863,750       1.7
                                           60,000     Sunoco, Inc.                                     1,447,500       1.4
                                                                                                    ------------     ------
                                                                                                       3,311,250       3.1

                 Oil--International        25,000     Exxon Corporation                                1,851,562       1.8

                 Oil Services              30,000     Diamond Offshore Drilling, Inc.                    952,500       0.9
                                           40,000     Halliburton Company                              1,507,500       1.4
                                                                                                    ------------     ------
                                                                                                       2,460,000       2.3

                 Packaging                 75,000     Crown Cork & Seal Company, Inc.                  1,795,312       1.7

                 Paper & Forest Products   20,000     International Paper Company                      1,052,500       1.0

                 Photography               22,000     Eastman Kodak Company                            1,516,625       1.4

                 Railroads                 55,000     Union Pacific Corporation                        3,066,250       2.9

                 Retail                    25,000     Federated Department Stores, Inc.                1,067,187       1.0

                 Steel                     40,000     USX-U.S. Steel Group                             1,022,500       1.0

                 Telecommunications        40,000     3Com Corporation                                 1,157,500       1.1
                                           50,000     AT&T Corp.                                       2,337,500       2.2
                                           15,000     Bell Atlantic Corporation                          974,062       0.9
                                           25,000     GTE Corporation                                  1,875,000       1.8
                                           15,000     Motorola, Inc.                                   1,461,563       1.4
                                                                                                    ------------     ------
                                                                                                       7,805,625       7.4

                 Tobacco                   65,000     Philip Morris Companies Inc.                     1,637,188       1.6

                                                      Total Investments in the United States          85,340,499      80.7

                                                      Total Investments in North America              86,445,187      81.7

WESTERN
EUROPE

Netherlands      Oil--International        40,000     Royal Dutch Petroleum Company
                                                      (NY Registered Shares)                           2,397,500       2.3

                                                      Total Investments in the Netherlands             2,397,500       2.3

United Kingdom   Petroleum                 24,404     BP Amoco PLC (ADR)*                              1,409,331       1.3

                                                      Total Investments in the United Kingdom          1,409,331       1.3

                                                      Total Investments in Western Europe              3,806,831       3.6

                                                      Total Investments (Cost--$81,631,621)           91,774,518      86.8

SHORT-TERM                               Face
SECURITIES                              Amount                         Issue

                 Commercial         US$ 1,930,000     A-1 Credit Corp., 5.30% due 11/03/1999           1,928,864       1.8
                 Paper**                4,036,000     General Electric Capital Corp., 5.31%
                                                      due 11/01/1999                                   4,034,809       3.8
                                        4,000,000     J.P. Morgan Securities Inc., 5.30% due
                                                      11/15/1999                                       3,990,578       3.8
                                        2,000,000     Metropolitan Life Insurance Company,
                                                      5.28% due 11/17/1999                             1,994,720       1.9
                                        2,000,000     Xerox Capital (Europe) PLC, 5.30%
                                                      due 11/05/1999                                   1,998,233       1.9

                                                      Total Investments in
                                                      Short-Term Securities (Cost--$13,947,204)       13,947,204      13.2


                 Total Investments (Cost--$95,578,825)                                               105,721,722     100.0

                 Other Assets Less Liabilities                                                            41,441       0.0
                                                                                                    ------------     ------
                 Net Assets                                                                         $105,763,163     100.0%
                                                                                                    ============     ======


                 Net Asset Value:     Class A--Based on net assets of $398,029 and 26,797
                                               shares outstanding                                   $      14.85
                                                                                                    ============
                                      Class B--Based on net assets of $64,239,365 and
                                               4,441,789 shares outstanding                         $      14.46
                                                                                                    ============
                                      Class C--Based on net assets of $34,595,191 and
                                               2,394,016 shares outstanding                         $      14.45
                                                                                                    ============
                                      Class D--Based on net assets of $6,530,578 and
                                               441,862 shares outstanding                           $      14.78
                                                                                                    ============


 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                 Global Opportunity Portfolio

                                           Face                                                                  Percent of
COUNTRY                                   Amount            Foreign Government Obligations             Value     Net Assets
Germany                       Euro      7,000,000     BundesObligation, 4.75% due 11/20/2001        $  7,460,836      12.2%
                                        2,750,000     Deutschland Republic, 4.75% due 7/04/2028        2,487,558       4.0
                                                                                                    ------------     ------
                                                                                                       9,948,394      16.2

United Kingdom      Pound Sterling        500,000     United Kingdom Treasury Gilt,
                                                      7.25% due 12/07/2007                               896,970       1.5

                                                      Total Investments in Foreign
                                                      Government Obligations                          10,845,364      17.7

                                                            US Government & Agency Obligations

United States                                         Federal National Mortgage Association:
                               US$        840,000        5.125% due 2/13/2004                            798,521       1.3
                                        1,000,000        5.75% due 2/15/2008                             939,690       1.5
                                          830,000        5.25% due 1/15/2009                             746,867       1.2
                                          250,000        6.375% due 6/15/2009                            243,868       0.4
                                                      US Treasury Notes:
                                          600,000        5% due 4/30/2001                                593,622       1.0
                                          350,000        5.75% due 6/30/2001                             349,672       0.6

                                                      Total Investments in US Government
                                                      & Agency Obligations                             3,672,240       6.0

                                                      Total Investments in Foreign & US Government
                                                      & Agency Obligations (Cost--$15,312,418)        14,517,604      23.7

                                            Shares
                 Industries                  Held               US Stocks

United States    Aerospace & Defense        2,725     United Technologies Corporation                    164,862       0.3

                 Application                2,000     Siebel Systems, Inc.                               219,500       0.4
                 Development Software

                 Automobiles                6,940     Delphi Automotive Systems Corporation              114,076       0.2

                 Banking                    3,357     Bank of America Corporation                        216,107       0.3
                                            8,610     The Bank of New York Company, Inc.                 360,544       0.6
                                            1,200     The Chase Manhattan Corporation                    104,850       0.2
                                                                                                    ------------     ------
                                                                                                         681,501       1.1

                 Beverages                  8,640     PepsiCo, Inc.                                      299,700       0.5

                 Broadcasting/Cable        10,000     AT&T Corp.--Liberty Media Group (Class A)          396,875       0.6

                 Building Products          3,770     American Tower Corporation (Class A)                71,866       0.1

                 Capital Equipment            480     Eaton Corporation                                   36,120       0.1

                 Chemicals                  1,520     E.I. du Pont de Nemours and Company                 97,945       0.2
                                            2,500     Rohm and Haas Company                               95,625       0.1
                                                                                                    ------------     ------
                                                                                                         193,570       0.3

                 Communications             4,320     MCI WorldCom Inc.                                  370,440       0.6
                 Equipment

                 Computer Products          7,110     Cisco Systems, Inc.                                526,140       0.9

                 Computer Services            400     America Online, Inc.                                51,875       0.1

                 Computer Software          6,480     Microsoft Corporation                              599,805       1.0

                 Computers                  2,300     Compaq Computer Corporation                         43,700       0.0
                                            2,650     Dell Computer Corporation                          106,166       0.2
                                            3,160     EMC Corporation                                    230,680       0.4
                                            1,900     International Business Machines Corporation        186,912       0.3
                                            1,700     Sun Microsystems, Inc.                             179,775       0.3
                                                                                                    ------------     ------
                                                                                                         747,233       1.2

                 Conglomerates              1,200     AlliedSignal Inc.                                   68,325       0.1
                                            8,250     The Dial Corporation                               192,844       0.3
                                                                                                    ------------     ------
                                                                                                         261,169       0.4

                 Consumer--Electronics      4,550     Tandy Corporation                                  286,366       0.5

                 Electric & Gas             2,400     Calpine Corporation                                138,300       0.2

                 Electrical & Electronics     700     The AES Corporation                                 39,506       0.1

                 Electrical Equipment       4,310     General Electric Company                           584,274       1.0

                 Financial Services         5,220     Associates First Capital Corporation (Class A)     190,530       0.3
                                            3,600     Citigroup Inc.                                     194,850       0.3
                                            2,800     Wells Fargo Company                                134,050       0.2
                                                                                                    ------------     ------
                                                                                                         519,430       0.8

                 Financial Services--       2,800     Household International, Inc.                      124,950       0.2
                 Consumer

                 Foods                      7,960     Keebler Foods Company                              254,222       0.4

                 Healthcare--Products       2,800     Columbia/HCA Healthcare Corporation                 67,550       0.1
                 & Services

                 Household Products         2,280     Colgate-Palmolive Company                          137,940       0.2
                                            1,500     The Procter & Gamble Company                       157,313       0.3
                                                                                                    ------------     ------
                                                                                                         295,253       0.5

                 Information Processing       550     Apple Computer, Inc.                                44,069       0.1
                                            2,650     Unisys Corporation                                  64,262       0.1
                                                                                                    ------------     ------
                                                                                                         108,331       0.2

                 Instruments                1,200     Millipore Corporation                               38,250       0.0

                 Insurance                  2,880     AXA Financial, Inc.                                 92,340       0.2
                                            1,437     American International Group, Inc.                 147,921       0.2
                                            1,500     The Chubb Corporation                               82,313       0.1
                                            1,490     Clear Channel Communications, Inc.                 119,759       0.2
                                                                                                    ------------     ------
                                                                                                         442,333       0.7

                 Laser Systems &            1,900     JDS Uniphase Corporation                           316,944       0.5
                 Components                   600     Symbol Technologies, Inc.                           23,850       0.0
                                                                                                    ------------     ------
                                                                                                         340,794       0.5



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                 Global Opportunity Portfolio (continued)

                                          Shares                                                                 Percent of
COUNTRY          Industries                Held                       US Stocks                        Value     Net Assets
United States    Machinery & Equipment        962     Caterpillar Inc.                              $     53,150       0.1%
(concluded)
                 Manufacturing              4,250     Tyco International Ltd.                            169,734       0.3

                 Medical Technology         4,400     Johnson & Johnson                                  460,900       0.8

                 Metals                     3,139     Alcoa Inc.                                         190,694       0.3

                 Natural Gas                7,450     Enron Corp.                                        297,534       0.5

                 Natural Resources          4,850     Burlington Resources Inc.                          169,144       0.3

                 Oil & Gas Producers        2,300     Union Pacific Resources Group Inc.                  33,350       0.1

                 Oil--Integrated            2,700     Mobil Corporation                                  260,550       0.4

                 Oil Services               3,300     Schlumberger Limited                               199,856       0.3

                 Paper & Forest Products    2,264     International Paper Company                        119,143       0.2

                 Petroleum                  4,540     Unocal Corporation                                 156,630       0.3

                 Pharmaceutical--           1,775     American Home Products Corporation                  92,744       0.1
                 Diversified                5,450     Bristol-Myers Squibb Company                       418,628       0.7
                                                                                                    ------------     ------
                                                                                                         511,372       0.8

                 Pharmaceutical--           1,660     Pharmacia & Upjohn, Inc.                            89,536       0.1
                 Prescription

                 Pharmaceuticals            2,950     Cardinal Health, Inc.                              127,219       0.2
                                              500     Eli Lilly and Company                               34,437       0.0
                                            2,100     Merck & Co., Inc.                                  167,081       0.3
                                            6,640     Pfizer Inc.                                        262,280       0.4
                                              500     Warner-Lambert Company                              39,906       0.1
                                                                                                    ------------     ------
                                                                                                         630,923       1.0

                 Radio and Television       4,800     AMFM Inc.                                          336,000       0.5

                 Restaurants                5,600     McDonald's Corporation                             231,000       0.4

                 Retail                       950     Best Buy Co., Inc.                                  52,784       0.1
                                            2,200     Dayton Hudson Corporation                          142,175       0.2
                                            2,000     Federated Department Stores, Inc.                   85,375       0.2
                                            5,260     Safeway Inc.                                       185,744       0.3
                                            5,470     Wal-Mart Stores, Inc.                              310,081       0.5
                                                                                                    ------------     ------
                                                                                                         776,159       1.3

                 Retail--Specialty          3,900     Lowe's Companies, Inc.                             214,500       0.4

                 Semiconductors             5,190     Intel Corporation                                  401,576       0.7
                                            2,820     Motorola, Inc.                                     274,774       0.4
                                                                                                    ------------     ------
                                                                                                         676,350       1.1

                 Telecommunications         7,605     AT&T Corp.                                         355,534       0.6
                                            5,070     GTE Corporation                                    380,250       0.6
                                            1,460     Lucent Technologies Inc.                            93,805       0.2
                                                                                                    ------------     ------
                                                                                                         829,589       1.4

                 Utilities--                4,198     SBC Communications Inc.                            213,836       0.3
                 Communication

                                                      Total Investments in US Stocks                  14,594,241      23.9

                                                               Foreign Stocks

Australia        Broadcasting/Cable         3,400     The News Corporation Limited
                                                      (Convertible Preferred) (ADR)*                      93,713       0.2

                 Diversified               19,400     Broken Hill Proprietary Company Limited            200,220       0.3

                                                      Total Stocks in Australia                          293,933       0.5

Austria          Paper Products             3,400     Mayr-Melnhof Karton AG                             151,276       0.2

                                                      Total Stocks in Austria                            151,276       0.2

Bermuda          Insurance                  2,000     Ace Limited                                         38,875       0.0

                 Telecommunications &       1,500     Global Crossing Ltd.                                51,937       0.1
                 Equipment

                                                      Total Stocks in Bermuda                             90,812       0.1

Brazil           Forest Products            7,800     Aracruz Celulose SA (ADR)*                         159,900       0.3

                 Metals & Mining            7,200     Companhia Vale do Rio Doce 'A' (Preferred)         143,151       0.2

                 Telecommunications         6,000     Embratel Participacoes SA (ADR)*                    77,250       0.1
                                            1,320     Telecomunicacoes Brasileiras SA--Telebras
                                                      (Preferred Block) (ADR)*                           102,795       0.2
                                                                                                    ------------     ------
                                                                                                         180,045       0.3

                                                      Total Stocks in Brazil                             483,096       0.8

Canada           Communications             3,600     Nortel Networks Corporation                        222,975       0.4
                 Equipment

                 Oil & Gas Producers        4,100     Alberta Energy Company Ltd.                        126,801       0.2

                 Paper Products            17,400     Domtar, Inc.                                       209,931       0.3

                 Telecommunications         9,400     Teleglobe Inc.                                     222,662       0.4

                                                      Total Stocks in Canada                             782,369       1.3

Denmark          Services                   1,200     ISS International Service System A/S 'B'            64,281       0.1

                                                      Total Stocks in Denmark                             64,281       0.1

Finland          Communications Equipment   3,550     Nokia Oyj                                          405,821       0.7

                 Holding Company           11,200     Amer Group Ltd.                                    212,978       0.3

                 Insurance                  5,700     Sampo Insurance Company Ltd. 'A'                   197,618       0.3

                 Paper & Forest Products    7,700     UPM-Kymmene Oyj                                    242,689       0.4

                                                      Total Stocks in Finland                          1,059,106       1.7

France           Banking                    2,350     Banque Nationale de Paris (BNP)                    206,154       0.4
                                              896     Societe Generale 'A'                               194,857       0.3
                                                                                                    ------------     ------
                                                                                                         401,011       0.7

                 Chemicals                  6,522     Rhone-Poulenc SA                                   364,527       0.6

                 Computers & Computer         500     Atos SA                                             63,982       0.1
                 Services


Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                 Global Opportunity Portfolio (continued)

                                          Shares                                                                 Percent of
COUNTRY          Industries                Held                     Foreign Stocks                     Value     Net Assets
France           Electronics                5,300     Thomson CSF                                   $    179,852       0.3%
(concluded)
                 Foods                        811     Groupe Danone                                      206,619       0.3

                 Information Processing       515     Cap Gemini SA                                       77,912       0.1

                 Insurance                  2,800     Axa                                                394,479       0.6
                                            4,900     Scor                                               244,527       0.4
                                                                                                    ------------     ------
                                                                                                         639,006       1.0

                 Merchandising              1,212     Carrefour SA                                       224,106       0.4

                 Metals                     5,700     Pechiney SA 'A'                                    318,584       0.5

                 Oil & Related              1,815     Elf Aquitaine SA                                   358,119       0.6
                                            1,000     Total Fina SA 'B'                                  135,002       0.2
                                                                                                    ------------     ------
                                                                                                         493,121       0.8

                 Semiconductor Capital      4,360     STMicroelectronics NV (NY Registered Shares)       396,215       0.6
                 Equipment

                 Telecommunications         3,600     France Telecom SA                                  347,391       0.6

                 Utilities--Water           3,795     Vivendi                                            287,265       0.5

                                                      Total Stocks in France                           3,999,591       6.5

Germany          Banking                    3,800     Dresdner Bank AG (Registered)                      194,624       0.3
                                            2,780     Deutsche Bank AG (Registered)                      199,190       0.3
                                                                                                    ------------     ------
                                                                                                         393,814       0.6

                 Chemicals                  1,300     BASF AG                                             58,387       0.1
                                            3,100     Henkel KGaA (Preferred)                            210,067       0.3
                                                                                                    ------------     ------
                                                                                                         268,454       0.4

                 Diversified                3,145     RWE AG                                             126,548       0.2

                 Electronics                2,000     Siemens AG                                         179,337       0.3

                 Electronics Components     8,000     Epcos AG                                           327,619       0.5

                 Machinery & Equipment      1,800     Mannesmann AG                                      282,716       0.5

                 Multi-Industry             3,968     Veba AG                                            214,275       0.4

                                                      Total Stocks in Germany                          1,792,763       2.9

Hong Kong        Multi-Industry            13,000     Hutchison Whampoa Limited                          130,519       0.2

                                                      Total Stocks in Hong Kong                          130,519       0.2

Ireland          Banking                   28,200     Bank of Ireland                                    219,832       0.3

                                                      Total Stocks in Ireland                            219,832       0.3

Italy            Oil & Gas Producers       55,500     ENI SpA                                            324,194       0.5

                 Publishing                18,000     Mondadori (Arnoldo) Editore SpA                    336,801       0.6

                                                      Total Stocks in Italy                              660,995       1.1

Japan            Appliances                 2,400     Sony Corporation (ADR)*                            383,400       0.6

                 Automobiles                6,000     Honda Motor Co., Ltd.                              253,213       0.4
                                            8,000     Toyota Motor Corporation                           277,000       0.5
                                            2,000     Toyota Motor Corporation (ADR)*                    138,000       0.2
                                                                                                    ------------     ------
                                                                                                         668,213       1.1

                 Banking & Financial       21,000     The Bank of Tokyo-Mitsubishi, Ltd.                 348,053       0.6
                                           26,000     The Sanwa Bank, Ltd.                               386,783       0.6
                                                                                                    ------------     ------
                                                                                                         734,836       1.2

                 Banking--International    23,000     The Sumitomo Bank, Ltd.                            370,171       0.6

                 Chemicals                  4,000     Shin-Etsu Chemical Co., Ltd.                       164,972       0.3

                 Computer Products          2,000     TDK Corporation                                    195,857       0.3

                 Computers                 17,000     NEC Corporation                                    344,044       0.6

                 Consumer--Electronics      2,000     Rohm Company Ltd.                                  448,878       0.7

                 Cosmetics & Toiletries    10,000     Kao Corporation                                    305,007       0.5

                 Distribution                 700     Softbank Corporation                               290,716       0.5

                 Diversified               10,000     Olympus Optical Co., Ltd.                          135,239       0.2

                 Electronics               12,000     Fujitsu Limited                                    361,404       0.6
                                              400     Keyence Corporation                                107,232       0.2
                                           12,000     Matsushita Electric Industrial Company, Ltd.       252,638       0.4
                                           30,000     Toshiba Corporation                                188,759       0.3
                                                                                                    ------------     ------
                                                                                                         910,033       1.5

                 Finance                    2,000     Orix Corporation                                   268,559       0.4

                 Glass                     72,000     Nippon Sheet Glass Company, Ltd.                   447,497       0.7

                 Insurance                 25,000     The Tokio Marine & Fire Insurance Co. Ltd.         327,307       0.5

                 Internet                   1,100     Internet Initiative Japan Inc. (ADR)*               58,850       0.1

                 Machine Tools &            9,000     Minebea Company Ltd.                               121,283       0.2
                 Machinery

                 Merchandising             13,000     Marui Co., Ltd.                                    245,636       0.4

                 Pharmaceuticals            5,000     Takeda Chemical Industries, Ltd.                   287,263       0.5

                 Retail Stores             11,000     The Daimaru, Inc.                                   54,230       0.1
                                            3,000     Ito-Yokado Co., Ltd.                               239,977       0.4
                                           16,000     Mitsukoshi, Ltd.                                    89,162       0.1
                                                                                                    ------------     ------
                                                                                                         383,369       0.6

                 Steel                     91,000     Nippon Steel Corporation                           231,297       0.4

                 Telecommunications            20     NTT Mobile Communications Network, Inc.            531,364       0.9
                                               19     Nippon Telegraph & Telephone Corporation (NTT)     291,579       0.5
                                                                                                    ------------     ------
                                                                                                         822,943       1.4

                 Tires & Rubber             8,000     Bridgestone Corp.                                  220,219       0.4

                 Transport Services            58     East Japan Railway Company                         355,477       0.6

                                                      Total Stocks in Japan                            8,721,066      14.3



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                 Global Opportunity Portfolio (continued)

                                          Shares                                                                 Percent of
COUNTRY          Industries                Held                     Foreign Stocks                     Value     Net Assets
Netherlands      Banking                    7,300     ABN AMRO Holding NV                           $    176,319       0.3%

                 Broadcast & Publishing     6,400     Wolters Kluwer NV 'A'                              213,616       0.3

                 Chemicals                  1,300     Akzo Nobel NV                                       55,915       0.1

                 Computer Software          4,500     Baan Company, NV                                    55,881       0.1
                                            1,235     Getronics NV                                        61,501       0.1
                                                                                                    ------------     ------
                                                                                                         117,382       0.2

                 Electronic Components      1,200     ASM Lithography Holding NV                          84,594       0.1

                 Foods                      4,700     CSM NV                                             216,523       0.4
                                            3,933     Koninklijke Ahold NV                               120,655       0.2
                                                                                                    ------------     ------
                                                                                                         337,178       0.6

                 Human Resources            3,500     Vedior NV 'A'                                       58,834       0.1

                 Multi-Industry             2,589     Unilever NV 'A'                                    171,360       0.3

                 Retail                     4,300     Vendex KBB NV                                      125,363       0.2

                                                      Total Stocks in the Netherlands                  1,340,561       2.2

Norway           Computer Software         17,500     Merkantildata ASA                                  148,233       0.3

                 Telecommunications        11,800     Tandberg Television ASA                            139,782       0.2

                 Transport Services         7,200     Bergesen d.y. ASA 'B'                              110,970       0.2

                                                      Total Stocks in Norway                             398,985       0.7

Singapore        Banking & Financial        6,978     DBS Group Holdings Limited                          78,871       0.1

                 Electronics Components     3,200     Flextronics International Ltd.                     227,000       0.4

                                                      Total Stocks in Singapore                          305,871       0.5

South Korea      Electronics                  500     Samsung Electronics                                 83,403       0.2

                 Steel                      4,200     Pohang Iron & Steel Company Ltd. (ADR)*            140,175       0.2

                                                      Total Stocks in South Korea                        223,578       0.4

Spain            Building Materials        21,000     Uralita, SA                                        158,409       0.2

                 Construction               2,370     Grupo Ferrovial, SA                                 42,204       0.1

                 Diversified               17,200     Dinamia Capital Privado. Sociedad de
                                                      Capital Riesgo, SA                                 163,536       0.3

                 Petroleum--Domestic       13,000     Repsol-YPF, SA                                     267,693       0.4

                 Real Estate                9,300     Metrovacesa, SA                                    197,659       0.3

                 Telecommunications        14,400     Telefonica, SA                                     236,612       0.4

                 Utilities--Electric       10,800     Endesa, SA                                         215,924       0.4

                                                      Total Stocks in Spain                            1,282,037       2.1

Sweden           Auto & Truck               4,600     Autoliv, Inc.                                      146,244       0.2

                 Automobile Parts          16,700     Haldex AB                                          196,566       0.3

                 Automobiles                5,900     Volvo AB 'B'                                       152,136       0.3

                 Banking                    8,250     ForeningsSparbanken AB                             131,143       0.2
                                           25,700     Nordbanken Holding AB                              149,691       0.2
                                                                                                    ------------     ------
                                                                                                         280,834       0.4

                 Diversified                1,800     Custos AB 'A'                                       39,316       0.0
                                            4,600     Custos AB 'B'                                       98,240       0.2
                                                                                                    ------------     ------
                                                                                                         137,556       0.2

                 Investment Management     20,400     Investment AB Bure                                 110,157       0.2

                 Paper Products            17,000     Stora Enso Oyj 'R'                                 225,883       0.4

                 Real Estate               13,100     Castellum AB                                       112,863       0.2
                                           17,800     Fastighets AB Tornet                               231,113       0.4
                                                                                                    ------------     ------
                                                                                                         343,976       0.6

                 Telecommunications         5,400     Telefonaktiebolaget LM Ericsson 'B'                224,099       0.4

                                                      Total Stocks in Sweden                           1,817,451       3.0
Switzerland      Banking                      840     Credit Suisse Group (Registered Shares)            161,348       0.3

                 Banking & Financial          447     UBS AG (Registered Shares)                         129,962       0.2

                 Drugs                         89     Novartis AG (Registered Shares)                    133,027       0.2

                 Human Resources              116     Adecco SA (Registered Shares)                       70,266       0.1

                 Pharmaceuticals               24     Roche Holding AG                                   287,924       0.5

                                                      Total Stocks in Switzerland                        782,527       1.3

United Kingdom   Banking                   23,800     HSBC Holdings PLC                                  292,830       0.5
                                           37,000     Lloyds TSB Group PLC                               511,120       0.8
                                                                                                    ------------     ------
                                                                                                         803,950       1.3

                 Beverages                 24,904     Diageo PLC                                         251,427       0.4

                 Cable Television          25,100     TeleWest Communications PLC                        107,234       0.2
                 Services                   2,282     TeleWest Communications PLC (Rights) (a)             2,060       0.0
                                                                                                    ------------     ------
                                                                                                         109,294       0.2

                 Diversified               47,800     Billiton PLC                                       206,372       0.3

                 Drugs                      7,200     AstraZeneca Group PLC                              325,273       0.5

                 Entertainment             11,800     The Peninsular and Oriental Steam
                                                      Navigation Company                                 166,977       0.3

                 Foods                     70,100     Devro PLC                                          107,021       0.2

                 Hardware Products         19,500     Reckitt & Colman PLC                               236,403       0.4

                 Leisure                   47,400     Hilton Group PLC                                   144,341       0.2

                 Oil--Integrated            7,350     Shell Transport & Trading Company (ADR)*           337,181       0.6

                 Oil & Related             31,200     BP Amoco PLC                                       302,442       0.5

                 Pharmaceuticals           11,600     Glaxo Wellcome PLC                                 342,004       0.6
                                           10,800     SmithKline Beecham PLC                             138,998       0.2
                                                                                                    ------------     ------
                                                                                                         481,002       0.8

                 Publishing                18,400     Reed International PLC                             107,229       0.2

                 Railroads                  6,800     Railtrack Group PLC                                137,527       0.2

                 Real Estate               26,100     The British Land Company PLC                       187,450       0.3

                 Retail Stores             10,900     Dixons Group PLC                                   192,891       0.3



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                 Global Opportunity Portfolio (concluded)

                                          Shares                                                                 Percent of
COUNTRY          Industries                Held                     Foreign Stocks                     Value     Net Assets
United Kingdom   Telecommunications        11,900     British Telecommunications PLC                $    215,569       0.3%
(concluded)                                13,600     Cable & Wireless PLC                               158,736       0.3
                                            5,800     Energis PLC                                        184,808       0.3
                                           63,000     Vodafone AirTouch PLC                              292,681       0.5
                                                                                                    ------------     ------
                                                                                                         851,794       1.4

                                                      Total Stocks in the United Kingdom               4,948,574       8.1

                                                      Total Investments in Foreign Stocks             29,549,223      48.3

                                                      Total Investments in US & Foreign Stocks
                                                      (Cost--$36,989,070)                             44,143,464      72.2

SHORT-TERM                                  Face
SECURITIES                                 Amount                        Issue

                 Commercial         US$ 1,000,000     J.P. Morgan Securities Inc., 5.30% due
                 Paper**                              11/15/1999                                         997,644       1.6

                 Repurchase               958,000     General Motors Acceptance Corp., purchased on
                 Agreements***                        10/29/1999 to yield 5.38% on 11/01/1999            957,714       1.6

                                                      Total Investments in Short-Term Securities
                                                      (Cost--$1,955,358)                               1,955,358       3.2


                 Total Investments (Cost--$54,256,846)                                                60,616,426      99.1

                 Other Assets Less Liabilities                                                           545,870       0.9
                                                                                                    ------------     ------
                 Net Assets                                                                         $ 61,162,296     100.0%
                                                                                                    ============     ======

                 Net Asset Value:      Class A--Based on net assets of $184,406 and 13,998
                                                shares outstanding                                  $      13.17
                                                                                                    ============
                                       Class B--Based on net assets of $40,159,946 and
                                                3,131,174 shares outstanding                        $      12.83
                                                                                                    ============
                                       Class C--Based on net assets of $17,803,872 and
                                                1,391,796 shares outstanding                        $      12.79
                                                                                                    ============
                                       Class D--Based on net assets of $3,014,072 and
                                                230,016 shares outstanding                          $      13.10
                                                                                                    ============


  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)The rights may be exercised until November 17, 1999.


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                 Growth Opportunity Portfolio

                                           Shares                                                               Percent of
                 Industries                 Held                    Common Stocks                      Value    Net Assets
                 Advertising               26,000     The Interpublic Group of Companies, Inc.      $  1,056,250       0.7%

                 Automobile                70,000     Toyota Motor Corporation                         2,423,748       1.5

                 Banking & Financial       26,000     Bank of America Corporation                      1,673,750       1.0
                                           43,000     Citigroup Inc.                                   2,327,375       1.5
                                            7,000     Mellon Financial Corporation                       258,562       0.2
                                            2,500     State Street Corporation                           190,312       0.1
                                                                                                    ------------     ------
                                                                                                       4,449,999       2.8

                 Beverages                  5,000     The Coca-Cola Company                              295,000       0.2

                 Broadcasting--Radio       20,000     AMFM Inc.                                        1,400,000       0.9
                 & Television              20,000     CBS Corporation                                    976,250       0.6
                                           34,000     Clear Channel Communications, Inc.               2,732,750       1.7
                                           26,000     Infinity Broadcasting Corp. (Class A)              898,625       0.5
                                                                                                    ------------     ------
                                                                                                       6,007,625       3.7

                 Chemicals                 40,000     E.I. du Pont de Nemours and Company              2,577,500       1.6

                 Communications            50,000     3Com Corporation                                 1,446,875       0.9

                 Equipment                 95,000     Cisco Systems, Inc.                              7,030,000       4.4
                                            5,000     JDS Uniphase Corporation                           834,062       0.5
                                           73,000     Lucent Technologies Inc.                         4,690,250       2.9
                                           34,000     Nokia Oyj                                        3,886,737       2.4
                                           19,000     Nortel Networks Corporation                      1,176,812       0.8
                                           46,000     Telefonaktiebolaget LM Ericsson (ADR)*           1,963,625       1.2
                                                                                                    ------------     ------
                                                                                                      21,028,361      13.1

                 Computers                 63,000     EMC Corporation                                  4,599,000       2.9
                                           27,000     International Business Machines Corporation      2,656,125       1.6
                                           41,000     Sun Microsystems, Inc.                           4,335,750       2.7
                                                                                                    ------------     ------
                                                                                                      11,590,875       7.2

                 Diversified               16,000     Mannesmann AG                                    2,513,035       1.5
                                           37,000     Minnesota Mining and Manufacturing
                                                      Company (3M)                                     3,517,313       2.2
                                                                                                    ------------     ------
                                                                                                       6,030,348       3.7

                 Electrical Equipment       2,000     Emerson Electric Co.                               120,125       0.1
                                           55,000     General Electric Company                         7,455,938       4.6
                                            1,000     Honeywell Inc.                                     105,438       0.1
                                                                                                    ------------     ------
                                                                                                       7,681,501       4.8

                 Electronics               11,000     ASM Lithography Holding NV                         775,448       0.5
                                            3,000     Intel Corporation                                  232,125       0.1
                                           28,000     LSI Logic Corporation                            1,489,250       0.9
                                           20,000     National Semiconductor Corporation                 598,750       0.4
                                           37,000     STMicroelectronics                               3,245,829       2.0
                                           41,000     Texas Instruments Incorporated                   3,679,750       2.3
                                            6,000     Xilinx, Inc.                                       471,375       0.3
                                                                                                    ------------     ------
                                                                                                      10,492,527       6.5




Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                 Growth Opportunity Portfolio (concluded)
                 Energy                    38,300     BP Amoco PLC (ADR)*                          $   2,211,825       1.4%
                                           12,000     Duke Energy Corporation                            678,000       0.4
                                           50,000     El Paso Energy Corporation                       2,050,000       1.3
                                           79,000     Enron Corp.                                      3,155,063       1.9
                                           51,000     Royal Dutch Petroleum Company
                                                      (NY Registered Shares)                           3,056,812       1.9
                                           12,000     UtiliCorp United Inc.                              259,500       0.2
                                                                                                    ------------     ------
                                                                                                      11,411,200       7.1

                 Entertainment             16,000     AT&T Corp.--Liberty Media Group (Class A)          635,000       0.4
                                           50,000     The Walt Disney Company                          1,318,750       0.8
                                                                                                    ------------     ------
                                                                                                       1,953,750       1.2

                 Financial Services         4,000     American Express Company                           616,000       0.4
                                            5,000     Federal Home Loan Mortgage Association             270,313       0.2
                                            7,000     Federal National Mortgage Association              495,250       0.3
                                           10,000     Franklin Resources, Inc.                           350,000       0.2
                                            8,000     Morgan Stanley Dean Witter & Co.                   882,500       0.5
                                           17,000     T. Rowe Price Associates, Inc.                     601,375       0.4
                                                                                                    ------------     ------
                                                                                                       3,215,438       2.0

                 Foods                      4,000     Wm. Wrigley Jr. Company                            319,750       0.2

                 Home Furnishings          34,050     Ethan Allen Interiors Inc.                       1,210,903       0.8

                 Hotels                     9,000     Marriott International, Inc. (Class A)             303,188       0.2

                 Household Products         2,000     Colgate-Palmolive Company                          121,000       0.1
                                            4,000     The Procter & Gamble Company                       419,500       0.2
                                                                                                    ------------     ------
                                                                                                         540,500       0.3

                 Information               35,000     America Online, Inc.                             4,539,063       2.8
                 Processing                15,000     First Data Corporation                             685,313       0.4
                                           28,000     General Motors Corporation (Class H)             2,038,750       1.3
                                                                                                    ------------     ------
                                                                                                       7,263,126       4.5

                 Medical Technology         1,000     Johnson & Johnson                                  104,750       0.1

                 Oil Services              57,000     Baker Hughes Incorporated                        1,592,438       1.0
                                            7,500     Diamond Offshore Drilling, Inc.                    238,125       0.1
                                           47,000     Schlumberger Limited                             2,846,437       1.8
                                                                                                    ------------     ------
                                                                                                       4,677,000       2.9

                 Pharmaceuticals           16,000     Amgen Inc.                                       1,275,000       0.8
                                           30,000     Bristol-Myers Squibb Company                     2,304,375       1.4
                                            5,000     Immunex Corporation                                314,062       0.2
                                           36,000     Merck & Co., Inc.                                2,864,250       1.8
                                           67,000     Pfizer Inc.                                      2,646,500       1.6
                                                                                                    ------------     ------
                                                                                                       9,404,187       5.8

                 Photography               21,000     Eastman Kodak Company                            1,447,688       0.9

                 Publishing                 4,000     Gannett Co., Inc.                                  308,500       0.2

                 Restaurants               26,000     McDonald's Corporation                           1,072,500       0.7

                 Retail--Specialty         11,000     Best Buy Co., Inc.                                 611,188       0.4
                                            4,000     CVS Corporation                                    173,750       0.1
                                            3,000     The Gap, Inc.                                      111,375       0.1
                                           15,000     Walgreen Co.                                       377,812       0.2
                                                                                                    ------------     ------
                                                                                                       1,274,125       0.8

                 Retailing                 10,000     Amazon.com, Inc.                                   705,625       0.4
                                           16,000     Wal-Mart Stores, Inc.                              907,000       0.6
                                                                                                    ------------     ------
                                                                                                       1,612,625       1.0

                 Semiconductors            31,000     Applied Materials, Inc.                          2,784,188       1.7

                 Software--Computer         2,000     Microsoft Corporation                              185,125       0.1
                                           10,000     SAP AG (Systeme, Anwendungen, Produkte in der
                                                      Datenverarbeitung)(ADR)*                           365,625       0.2
                                                                                                    ------------     ------
                                                                                                         550,750       0.3

                 Telecommunications        63,000     AT&T Corp.                                       2,945,250       1.8
                                           20,000     Covad Communications Group, Inc.                   960,000       0.6
                                           36,200     Equant (NY Registered Shares)                    3,511,400       2.2
                                           36,000     MCI WorldCom Inc.                                3,087,000       1.9
                                            8,500     NorthPoint Communications Group, Inc.              227,906       0.1
                                           74,600     Sprint Corp. (FON Group)                         5,543,712       3.5
                                            5,000     Sprint Corp. (PCS Group)                           414,687       0.3
                                           47,000     Vodafone AirTouch PLC (ADR)*                     2,253,062       1.4
                                                                                                    ------------     ------
                                                                                                      18,943,017      11.8

                 Travel & Lodging          15,000     Carnival Corporation                               667,500       0.4

                                                      Total Common Stocks (Cost--$114,134,942)       142,698,419      88.7

                                          Face
                                         Amount                 Short-Term Securities

                 Commercial Paper**   $ 5,027,000     The CIT Group Holdings, Inc., 5.31%
                                                      due 11/01/1999                                   5,025,517       3.1
                                        2,000,000     Metropolitan Life Insurance Company,
                                                      5.29% due 11/10/1999                             1,996,767       1.2
                                        3,000,000     Newell Company, 5.30% due 11/24/1999             2,988,958       1.9
                                        5,000,000     Xerox Capital (Europe) PLC, 5.27%
                                                      due 11/29/1999                                   4,978,042       3.1

                                                      Total Short-Term Securities
                                                      (Cost--$14,989,284)                             14,989,284       9.3


                 Total Investments (Cost--$129,124,226)                                              157,687,703      98.0

                 Other Assets Less Liabilities                                                         3,264,286       2.0
                                                                                                    ------------     ------
                 Net Assets                                                                         $160,951,989     100.0%
                                                                                                    ============     ======

                 Net Asset Value:      Class A--Based on net assets of $746,895 and
                                                37,965 shares outstanding                           $      19.67
                                                                                                    ============
                                       Class B--Based on net assets of $94,754,008 and
                                                4,926,394 shares outstanding                        $      19.23
                                                                                                    ============
                                       Class C--Based on net assets of $59,294,572 and
                                                3,088,069 shares outstanding                        $      19.20
                                                                                                    ============
                                       Class D--Based on net assets of $6,156,514 and
                                                313,882 shares outstanding                          $      19.61
                                                                                                    ============


 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.




Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
                   Quality Bond Portfolio

                   S&P       Moody's    Face
INDUSTRIES         Ratings   Ratings   Amount                   Bonds & Notes                                     Value
Asset-Backed        AA+       Aa3    $300,000   Continental Airlines, 7.056% due 9/15/2009                   $    297,024
Securities*--2.6%   AAA       Aaa     150,000   The Money Store Home Equity Trust, 6.225% due 9/15/2023           147,738
                                                                                                             ------------
                                                                                                                  444,762

Banking--11.4%      A         A2      250,000   Bank of New York Co., Inc., 7.875% due 11/15/2002                 257,992
                    A         A1      350,000   Chase Manhattan Corporation, 7.25% due 6/01/2007                  352,905
                    A         A1      300,000   First Chicago Bank, 8.25% due 6/15/2002                           311,148
                    BBB+      A3      300,000   Great Western Bank, 9.875% due 6/15/2001                          314,271
                    BBB       a1      300,000   KeyCorp Capital I, 6.819% due 7/01/2028 (a)                       280,020
                    BBB+      Baa1    250,000   MBNA America Bank NA, 5.819% due 6/10/2004 (a)                    247,528
                    A         A1      200,000   Wells Fargo Company, 8.375% due 5/15/2002                         207,766
                                                                                                             ------------
                                                                                                                1,971,630

Finance--4.1%       BBB+      Baa1    150,000   Comdisco Inc., 6% due 1/30/2002                                   145,882
                    A         A2      250,000   Household Finance Corporation, 6% due 5/01/2004                   240,512
                    BBB       A1      320,000   Newcourt Credit Group, 6.875% due 2/16/2005                       316,654
                                                                                                             ------------
                                                                                                                  703,048

Finance--           A         A2      225,000   Bear Stearns Companies, Inc., 6.875% due 10/01/2005               219,841
Other--9.3%         A         aa3     100,000   Citigroup Capital II, 7.75% due 12/01/2036                         93,569
                    A-        A3       38,000   Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005           37,235
                    AAA       Aaa     240,000   Florida Windstorm Under, 7.125% due 2/25/2019                     224,498
                    A         A3      250,000   Lehman Brothers Holdings, Inc., 6.625% due 2/05/2006              239,093
                    A+        Aa3     100,000   Morgan Stanley, Dean Witter, 5.625% due 1/20/2004                  95,100
                    BBB+      Baa1    275,000   Paine Webber Group Inc., 9.25% due 12/15/2001                     287,378
                    A+        A2      200,000   Prudential Insurance Co., 6.375% due 7/23/2006                    189,993
                    A         Aa3     100,000   Salomon Smith Barney Holdings, Inc., 7.125% due 10/01/2006         98,857
                    BBB       Baa2    150,000   Spieker Properties LP, 7.35% due 12/01/2017                       134,536
                                                                                                             ------------
                                                                                                                1,620,100

Financial Services                              Associates Corporation of North America:
--Consumer--4.3%    AA-       Aa3     100,000     7.40% due 5/15/2006                                             101,391
                    AA-       Aa3     250,000     6.95% due 11/01/2018                                            237,397
                    A-        a1      150,000   CIT Capital Trust I, 7.70% due 2/15/2027                          137,738
                    AAA       Aaa     245,000   General Electric Capital Corp., 8.50% due 7/24/2008               268,775
                                                                                                             ------------
                                                                                                                  745,301

Industrial--        A+        A1      100,000   Anheuser-Busch Companies Inc., 8.75% due 12/01/1999               100,254
Consumer Goods--    BBB-      Baa3    250,000   Flowers Industries Inc., 7.15% due 4/15/2028                      162,702
3.2%                A         A1       80,000   PepsiCo, Inc., 5.75% due 1/02/2003                                 78,518
                    AA        Aa2     200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                        216,082
                                                                                                             ------------
                                                                                                                  557,556

Industrial--        AA+       Aa1     175,000   BP America Inc., 9.375% due 11/01/2000                            180,215
Energy--6.4%        A-        A3      460,000   Burlington Resources, 7.375% due 3/01/2029                        440,728
                    BBB       Baa1    250,000   Noram Energy Corp., 6.375% due 11/01/2013 (a)                     243,230
                    BBB       Baa3    250,000   Occidental Petroleum Corp., 6.50% due 4/01/2005                   241,270
                                                                                                             ------------
                                                                                                                1,105,443

Industrial--        A         A2      200,000   AlliedSignal Inc., 6.20% due 2/01/2008                            186,900
Manufacturing--     BBB+      A3      200,000   Applied Materials Inc., 6.75% due 10/15/2007                      189,212
21.6%               BBB+      Baa2    250,000   Borg-Warner Automotive, 7.125% due 2/15/2029                      221,877
                                                Bowater Inc.:
                    BBB       Baa2    150,000     9% due 8/01/2009                                                162,997
                    BBB       Baa2    100,000     9.375% due 12/15/2021                                           111,814
                    A+        A2      200,000   Danaher Corp., 6% due 10/15/2008                                  180,420
                    BBB-      Baa3    300,000   Equistar Chemicals LP, 8.75% due 2/15/2009                        295,200
                                                Ford Motor Credit Co.:
                    A         A1      200,000     8.20% due 2/15/2002                                             206,316
                    A         A1      300,000     5.596% due 8/27/2006 (a)                                        299,460
                    A         A1      100,000     5.80% due 1/12/2009                                              90,267
                                                General Motors Acceptance Corp.:
                    A         A2      100,000     8.50% due 1/01/2003                                             104,731
                    A         A2      100,000     7.125% due 5/01/2003                                            100,872
                    A         A2      200,000     8.75% due 7/15/2005                                             215,884
                    A         A2      200,000   General Motors Corp., 7.40% due 9/01/2025                         195,916
                    A+        A1      320,000   International Business Machines Corp., 6.50% due 1/15/2028        292,998
                    BBB-      Baa2    300,000   Jones Apparel Group, 7.875% due 6/15/2006                         298,149
                    BBB       Baa2    300,000   Lockheed Martin Corporation, 7.75% due 5/01/2026                  291,285
                    BBB       Baa2    125,000   Meritor Automotive Inc., 6.80% due 2/15/2009                      115,761
                    A+        A1      100,000   Motorola Inc., 6.50% due 11/15/2028                                88,048
                    A         A1      100,000   PPG Industries Inc., 7.05% due 8/15/2009                           99,457
                                                                                                             ------------
                                                                                                                3,747,564

Industrial--        A         A2      150,000   Carnival Corp., 7.70% due 7/15/2004                               153,838
Services--9.5%      A         A2      200,000   Computer Sciences Corp., 6.25% due 3/15/2009                      188,333
                    A         A2      203,569   Disney Custom Repackaged Asset Vehicle-403,
                                                6.85% due 1/10/2007*                                              200,495
                    A-        A3      100,000   Hertz Corporation, 7.625% due 8/15/2007                           101,757
                                                May Department Stores Co.:
                    A+        A1      125,000     9.875% due 12/01/2002                                           135,750
                    A+        A1      150,000     6.70% due 9/15/2028                                             134,898
                    BBB-      Baa3    200,000   News America Holdings, Inc., 8.50% due 2/15/2005                  207,676
                    A-        A2      250,000   Sears Roebuck & Company, 9.375% due 11/01/2011                    273,723
                    AA-       A2      120,000   TCI Communications Inc., 8.75% due 8/01/2015                      134,059
                    BBB       Baa2    100,000   Time Warner Entertainment Co., 8.375% due 3/15/2023               107,282
                                                                                                             ------------
                                                                                                                1,637,811



Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
                   Quality Bond Portfolio (concluded)

                   S&P       Moody's    Face
INDUSTRIES         Ratings   Ratings   Amount                   Bonds & Notes                                     Value
Transportation--    BBB+      Baa2   $ 50,000   Burlington North Santa Fe, 6.75% due 3/15/2029               $     44,185
3.4%                BBB       Baa2    250,000   CSX Corp., 7.90% due 5/01/2017                                    251,650
                    BBB-      Baa3    250,000   Delta Airlines, 10.125% due 5/15/2010                             287,095
                                                                                                             ------------
                                                                                                                  582,930

US Government                                   US Treasury Notes:
Obligations--6.5%   AAA       Aaa     590,000     6% due 8/15/2004                                                591,381
                    AAA       Aaa     100,000     6.50% due 5/15/2005                                             101,828
                    AAA       Aaa     225,000     6.50% due 8/15/2005                                             229,183
                    AAA       Aaa     210,000     6% due 8/15/2009                                                209,704
                                                                                                             ------------
                                                                                                                1,132,096

Utilities--         A-        A2      300,000   ALLTEL Corporation, 6.75% due 9/15/2005                           295,626
Communications--    AA-       A1      200,000   AT&T Corporation, 6.50% due 3/15/2029                             176,920
8.3%                AA+       Aa3     100,000   Ameritech Capital Funding, 6.45% due 1/15/2018                     90,474
                    BB        Ba2     250,000   Frontier Corp., 6% due 10/15/2013                                 233,205
                    A         Baa1    150,000   GTE Corp., 6.84% due 4/15/2018                                    141,401
                    AAA       Aa2     125,000   Indiana Bell Telephone Co., Inc., 7.30% due 8/15/2026             121,885
                    A-        A3      200,000   MCI WorldCom Inc., 6.125% due 4/15/2012 (a)                       197,956
                    BBB+      Baa1    200,000   Sprint Capital Corporation, 6.125% due 11/15/2008                 184,940
                                                                                                             ------------
                                                                                                                1,442,407

Utilities--         A+        A1      100,000   Consolidated Edison, Inc., 6.25% due 2/01/2008                     93,222
Electric--5.1%      AA-       Aa3     300,000   Florida Power Corp., 6.875% due 2/01/2008                         297,309
                    A         A1      250,000   Mississippi Power, 6.05% due 5/01/2003                            245,265
                    BBB-      Baa3    100,000   Niagara Mohawk Power Corp., 7.75% due 10/01/2008                  101,128
                    A         A2      150,000   Virginia Electric & Power Co., 8.625% due 10/01/2024              152,900
                                                                                                             ------------
                                                                                                                  889,824

                                                Total Investments in Bonds & Notes
                                                (Cost--$17,425,135)--95.7%                                     16,580,472

SHORT-TERM
SECURITIES                                                       Issue

Commercial                            362,000   CIT Group Holdings, Inc. (The), 5.31% due 11/01/1999              362,000
Paper**--2.1%

                                                Total Investments in Short-Term Securities
                                                (Cost--$362,000)--2.1%                                            362,000


                    Total Investments (Cost--$17,787,135)--97.8%                                               16,942,472

                    Other Assets Less Liabilities--2.2%                                                           373,162
                                                                                                             ------------
                    Net Assets--100.0%                                                                       $ 17,315,634
                                                                                                             ============

                    Net Asset Value:      Class A--Based on net assets of $113,661 and
                                                   12,065 shares outstanding                                 $       9.42
                                                                                                             ============
                                          Class B--Based on net assets of $11,490,345 and
                                                   1,219,034 shares outstanding                              $       9.43
                                                                                                             ============
                                          Class C--Based on net assets of $4,507,058 and
                                                   478,176 shares outstanding                                $       9.43
                                                                                                             ============
                                          Class D--Based on net assets of $1,204,570 and
                                                   127,818 shares outstanding                                $       9.42
                                                                                                             ============


  *Subject to principal paydowns.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a)Floating rate note.




Merrill Lynch Asset Builder Program, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                     US Government Securities Portfolio
                                                                       Face      Interest       Maturity
                     Issue                                            Amount       Rate         Date(s)            Value
US Government        Federal Home Loan Mortgage Corporation        $  573,172     11.50%       6/01/2019      $   625,711
Agency Mortgage-     Federal Home Loan Mortgage Corporation--
Backed               Gold Program                                   3,173,785      5.50   3/01/2013-5/01/2014   2,993,526
Obligations*--80.2%  Federal National Mortgage Association            928,381      6.00        10/01/2028         865,828
                     Federal National Mortgage Association          1,819,480      6.50   2/01/2012-2/01/2014   1,786,779
                     Federal National Mortgage Association--
                     Multi-Family #0073313++++                      1,991,657      6.18        1/01/2006        1,917,156
                     Government National Mortgage Association         992,111      5.50   3/15/2029-4/15/2029     893,320
                     Government National Mortgage Association         414,690      6.50        1/15/2028          396,601
                     Government National Mortgage Association       3,012,187      7.00   11/15/2027-8/15/2028  2,955,874
                     Government National Mortgage Association       3,103,449      7.50   10/15/2025-3/15/2028  3,113,274

                     Total US Government Agency Mortgage-Backed
                     Obligations (Cost--$16,110,147)                                                           15,548,069

US Government        US Treasury Notes                              2,000,000      5.75        6/30/2001        1,998,126
Obligations--12.4%   US Treasury STRIPS**                           1,500,000      5.635++     8/15/2019          411,840

                     Total US Government Obligations (Cost--$2,496,993)                                         2,409,966

SHORT-TERM              Face
SECURITIES             Amount                                 Issue

Repurchase           $1,280,000    Donaldson, Lufkin & Jenrette Securities Corp., purchased on
Agreements***--                    10/29/1999 to yield 5.22% on 11/01/1999                                      1,280,000
6.6%


                     Total Investments in Short-Term Securities (Cost--$1,280,000)                              1,280,000

                     Total Investments (Cost--$19,887,140)--99.2%                                              19,238,035

                     Other Assets Less Liabilities--0.8%                                                          148,504
                                                                                                             ------------
                     Net Assets--100.0%                                                                      $ 19,386,539
                                                                                                             ============

                     Net Asset Value:  Class A--Based on net assets of $308,821 and 30,637
                                                shares outstanding                                           $      10.08
                                                                                                             ============
                                       Class B--Based on net assets of $14,171,052 and 1,406,051
                                                shares outstanding                                           $      10.08
                                                                                                             ============
                                       Class C--Based on net assets of $3,816,607 and 378,714
                                                shares outstanding                                           $      10.08
                                                                                                             ============
                                       Class D--Based on net assets of $1,090,059 and 108,086
                                                shares outstanding                                           $      10.09
                                                                                                             ============


   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **STRIPS--Separate Trading of Registered Interest and Principal of
    Securities.
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
  ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.